THE BDC INCOME FUND (the “Fund”)

Supplement dated July 13, 2015 to the Prospectus dated November 24, 2014, as supplemented February 9, 2015 and June 15, 2015

The subsection on page 22 entitled “Policy on Prohibition of Foreign Shareholders” is hereby removed in its entirety and replaced with the following:

Policy on Foreign Shareholders. The Fund generally requires that all shareholders be U.S. persons or U.S. resident aliens with a valid TIN (or who can show proof of having applied for a TIN and commit to provide a valid TIN within 60 days) in order to open an account with the Fund. Non-U.S. persons who meet the customer identification and verification requirements under the Trust’s Anti-Money Laundering Program may be accepted in the sole discretion of Trust management.

For more information, please contact a Fund customer service representative at (844) 786-4178 (toll free)

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PLEASE RETAIN FOR FUTURE REFERENCE.